                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


        I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
  (2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the issuance and resale of up to 1,107,500 shares of the Common Stock of the Corporation to be issued in connection with severance arrangements with various employees of the Corporation, and such other documents as may be required by such authorities.

        I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen
  G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


        DATED the 18th day of August, 1995.


                   /s/ ERIC J. WERNER
                   __________________________________
                   Eric J. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


        I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
  (2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the issuance and resale of up to 1,107,500 shares of the Common Stock of the Corporation to be issued in connection with severance arrangements with various employees of the Corporation, and such other documents as may be required by such authorities.


        I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen
  G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


        DATED the 18th day of August, 1995.


                   /s/ MARC L. WERNER
                   __________________________________
                   Marc L. Werner

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


        I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
  (2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the issuance and resale of up to 1,107,500 shares of the Common Stock of the Corporation to be issued in connection with severance arrangements with various employees of the Corporation, and such other documents as may be required by such authorities.


        I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen
  G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


        DATED the ___ day of August, 1995.



                   __________________________________
                   Terren S. Peizer

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


        I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
  (2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the issuance and resale of up to 1,107,500 shares of the Common Stock of the Corporation to be issued in connection with severance arrangements with various employees of the Corporation, and such other documents as may be required by such authorities.

        I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen
  G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


        DATED the 18th day of August, 1995.


                   /s/ WILLIAM T. WALKER
                   __________________________________
                   William T. Walker

                        APPOINTMENT OF ATTORNEY-IN-FACT
                                      AND
                              CONSENT OF DIRECTOR


        I hereby authorize, as a director of AmeriQuest Technologies, Inc. (the "Corporation"), the filing (1) with the Securities and Exchange Commission and
  (2) with any of the respective states as may be necessary to comply with the securities laws of such states, of a Registration Statement on Form S-8 relating to the issuance and resale of up to 1,107,500 shares of the Common Stock of the Corporation to be issued in connection with severance arrangements with various employees of the Corporation, and such other documents as may be required by such authorities.

        I hereby consent to the filing by the Corporation of such a Registration Statement, and to reference to my name in the Registration Statement as a "Director" of the Corporation. I hereby appoint Harold L. Clark and Stephen
  G. Holmes as my attorneys-in-fact with power to either of them to sign any and all amendments or documents required to complete any post-effective amendments and reports to such Registration Statement filed on behalf of the Corporation.


        DATED the 18th day of August, 1995.


                   /s/ WILLIAM N. SILVIS
                   __________________________________
                   William N. Silvis